UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2024
CorEnergy Infrastructure Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33292	20-3431375
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1100 Walnut, Ste. 3350	Kansas City,	MO	64106
(Address of Registrant's Principal Executive Offices)			(Zip Code)

(816)	875-3705
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.001 per share	CORR	NYSE
7.375% Series A Cumulative Redeemable Preferred Stock	CORRPrA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On January 19, 2024, CorEnergy Infrastructure Trust, Inc. (the "Seller"), completed the previously announced sale of its MoGas pipeline, Omega pipeline, and related businesses to Spire Midstream Services, LLC (the "Purchaser") pursuant to that certain Membership Interest Purchase Agreement, dated May 24, 2023, by and between Seller and Purchaser (the "Purchase Agreement"), for cash consideration of $177.6 million, which includes certain closing adjustments.

The foregoing description of the Purchase Agreement is not complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which was previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 25, 2023, which is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On January 19, 2024, CorEnergy Infrastructure Trust, Inc. issued a press release announcing certain of the matters described in this Current Report on Form 8-K. A copy of this press release is attached hereto as Exhibit 99.1 to this Current Report. The information provided pursuant to this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that Section and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

(b)	PRO FORMA FINANCIAL INFORMATION.

The following unaudited pro forma financial information of CorEnergy Infrastructure Trust, Inc. reflecting the disposition described in this Current Report on Form 8-K is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference:
•Unaudited Pro Forma Consolidated Statement of Operations as of December 31, 2022.
•Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2023.
•Unaudited Pro Forma Consolidated Statement of Operations as of September 30, 2023.
•Notes to Unaudited Pro Forma Consolidated Financial Information.

(d)	EXHIBITS.

Exhibit No.	Description
99.1	Press Release dated January 19, 2024.
99.2	Unaudited pro forma consolidated financial information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORENERGY INFRASTRUCTURE TRUST, INC.

Dated: January 25, 2024	By:	/s/ Robert L Waldron
Robert L Waldron
President and Chief Financial Officer